UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BARNWELL INDUSTRIES, INC.

Notice of Annual Meeting of Stockholders

To be held on April 3, 2020

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation (“Barnwell” or the “Company”), will be held on April 3, 2020, at 9:00 a.m., Hawaii Standard Time, at Alakea Corporate Tower, 1100 Alakea Street, Suite 210, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “Annual Meeting”), for the following purposes:

(1) the election of the 7 nominees to the Company’s Board of Directors (the “Board” or the “Board of Directors”) named in the Company’s Proxy Statement and on the enclosed WHITE proxy card to serve until the next annual meeting of Stockholders and until their successors shall have been elected and qualified;

(2) an advisory (non-binding) vote on executive compensation;

(3) the ratification of the selection of the independent auditors for the Company’s fiscal year 2020; and

(4) any and all other business which may properly come before the Annual Meeting.

The accompanying proxy statement (including all annexes attached thereto, the “Proxy Statement”) provides detailed information about the matters to be considered at the Annual Meeting. Your vote is particularly important at this year’s Annual Meeting. As you may be aware, Ned L Sherwood, NLS Advisory Group, Inc., MRMP-Managers LLC and Bradley M. Tirpak (collectively, the “MRMP Stockholders”) have provided notice to the Company of their intent to nominate a slate of five candidates to stand for election as directors at the Annual Meeting in opposition to the seven nominees recommended by our Board of Directors. You may receive solicitation materials from the MRMP Stockholders, including a proxy statement and blue proxy card. We urge you to disregard such materials. We are not responsible for the accuracy of any information provided by or relating to the MRMP Stockholders or its nominees contained in solicitation materials filed or disseminated by or on behalf of the MRMP Stockholders or any other statements the MRMP Stockholders or its representatives may make.

The Board does NOT endorse any of the MRMP Stockholders’ nominees and unanimously recommends that you vote “FOR” the election of each of the 7 director nominees proposed by the Board on the WHITE proxy card. The Board strongly urges you not to sign or return any blue proxy card sent to you by the MRMP Stockholders. If you have previously submitted a blue proxy card sent to you by the MRMP Stockholders, you can revoke that proxy over the Internet or by telephone by following the instructions to vote on the enclosed WHITE proxy card or by completing, signing and dating the enclosed WHITE proxy card and mailing it in the postage pre-paid envelope provided up and until the Annual Meeting. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the Proxy Statement.

It is extremely important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. We urge you to date, sign and return the WHITE proxy card in the envelope provided to you, or to use the telephone or Internet method of voting described on your WHITE proxy card, even if you plan to attend the Annual Meeting, so that if you are unable to attend the Annual Meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the Annual Meeting. If you should be present at the Annual Meeting and desire to vote in person, you may withdraw your proxy. If your shares are held in the name of a broker, bank or other holder of record, please vote using the WHITE voting instruction form provided from the holder of record or follow the instructions in this Proxy Statement to vote your shares over the Internet or by telephone. Please note that in order to be permitted entrance to the Annual Meeting you will be asked to present proof that you are a stockholder of the Company as well as valid government-issued picture identification, such as a driver’s license or passport. The use of cameras, recording devices and other electronic devices (including mobile phones) will be prohibited at the Annual Meeting.

Only stockholders of record at the close of business on February 24, 2020, are entitled to notice of and to vote at the Annual Meeting. The Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2019, which includes consolidated financial statements, is enclosed herewith.

We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the accompanying WHITE proxy card in the enclosed addressed envelope. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Investor Relations at (808) 531-8400 or our proxy solicitor, Morrow Sodali, at:

Morrow Sodali LLC

(800) 662-5200 (toll-free in North America)

(203) 658-9400 (outside of North America)

email: BRN@investor.morrowsodali.com

By Order of the Board of Directors,

/s/ Russell M. Gifford RUSSELL M. GIFFORD Secretary

Dated: March 2, 2020

ALL HOLDERS OF RECORD OF THE COMPANY’S COMMON STOCK (WHETHER THEY INTEND TO ATTEND THE ANNUAL MEETING OR NOT) ARE STRONGLY ENCOURAGED TO COMPLETE, SIGN, DATE AND RETURN PROMPLY THE WHITE PROXY CARD ENCLOSED WITH THE ACCOMPANYING PROXY STATEMENT.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS MEETING TO BE HELD ON APRIL 3, 2020:

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the form of WHITE proxy card and Barnwell’s 2019 Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as amended by Form 10-K/A Amendment No. 1 and Form 10-K/A Amendment No. 2 (together, the “2019 Annual Report”) are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Corporate Information” tab of the Company’s website at http://www.brninc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Stockholders may also obtain a copy of these materials by writing to Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813, Attention: Investor Relations. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our 2019 Annual Report. Any request for such materials should be delivered to the Company before March 27, 2020 to facilitate timely delivery.

For information on how to obtain directions to be able to attend the Annual Meeting and vote in person, please write to the Company’s principal corporate office at 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813, Attention: Investor Relations or call (808) 531-8400 requesting such information.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES UNDER PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE MRMP STOCKHOLDERS EVEN AS A PROTEST VOTE, AS DOING SO WILL REVOKE ANY PREVIOUS WHITE PROXY CARD YOU PREVIOUSLY SUBMITTED.

Morrow Sodali is assisting us with our effort to solicit proxies. Therefore, if you have any questions, want to request materials or need assistance in voting your shares, please contact Morrow Sodali at: (1) (800) 662-5200 (toll-free in North America); (2) (203) 658-9400 (outside of North America); or (3) BRN@investor.morrowsodali.com.

IF YOU ARE A RECORD HOLDER OF SHARES, OR AN OWNER WHO OWNS SHARES IN “STREET NAME” AND OBTAIN A “LEGAL PROXY” FROM YOUR BROKER, BANK, TRUSTEE OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES OR REVOKE YOUR PRIOR VOTING INSTRUCTIONS.

Regardless of the number of shares of our common stock that you own, your vote will be very important. Thank you for your continued support, interest and investment in Barnwell Industries, Inc.

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 2900

HONOLULU, HAWAII 96813

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 3, 2020

PROXY SUMMARY

This proxy statement (including all annexes attached thereto, the “Proxy Statement”) and the accompanying WHITE proxy card are being furnished to stockholders in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (“Barnwell” or the “Company”), to be held on April 3, 2020, at 9:00 a.m., Hawaii Standard Time, at Alakea Corporate Tower, 1100 Alakea Street, Suite 210, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “Annual Meeting”). This Proxy Statement is dated March 2, 2020 and it and the accompanying WHITE proxy card are first being mailed to stockholders on or about March 2, 2020.

Proxies are being solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of the Company to be used at the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

We are sending you this full set of proxy materials, including the Notice of Annual Meeting, Proxy Statement, WHITE proxy card and 2019 Annual Report to Stockholders for the Company’s fiscal year ended September 30, 2019 on Form 10-K, as amended by Form 10-K/A Amendment No. 1 and Form 10-K/A Amendment No. 2 (together, the “2019 Annual Report”). The Notice of Annual Meeting, the Proxy Statement and the 2019 Annual Report will be available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Corporate Information” tab of the Company’s website at http://www.brninc.com.

The purposes of the Annual Meeting are to:

(1) elect the 7 nominees to the Board of Directors named in this Proxy Statement and on the enclosed WHITE proxy card to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified;

(2) approve, by an advisory (non-binding) vote, the executive compensation of the Company’s Named Executive Officers;

(3) ratify the Company’s selection of the independent auditors for the Company’s fiscal year ending September 30, 2020; and

(4) transact any and all other business which may properly come before the Annual Meeting.

Under our governing documents, no other business may be raised by stockholders at the Annual Meeting unless proper and timely notice has been given to us by the stockholders seeking to bring such business before the meeting. As of the date of this Proxy Statement, the Board knows of no business other than that set forth above to be transacted at the Annual Meeting, but if other matters requiring a vote do arise, it is the intention of the persons named in the WHITE proxy card, to whom you are granting your proxy and to whom such proxy confers discretionary authority to vote on any unanticipated matters, to vote in accordance with their best judgment on such matters.

YOUR VOTE IS VERY IMPORTANT. As you may know, Ned L Sherwood, NLS Advisory Group, Inc., MRMP-Managers LLC and Bradley M. Tirpak (collectively, the “MRMP Stockholders”) have provided notice to the Company of their intent to nominate a slate of five nominees (the “MRMP Nominees”) for election as directors at the Annual Meeting. The Board does NOT endorse any of the MRMP Nominees and unanimously recommends that you vote “FOR” the election of each of the nominees proposed by the Board on the WHITE proxy card. The Board further urges you to disregard and discard any and all proxy cards provided to you by the MRMP Stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Solicitation

Q:	Who is soliciting my vote?

A:

In this Proxy Statement, the Board of Directors of Barnwell Industries, Inc. is soliciting your vote on the matters before the Annual Meeting. For more information on the participants in the Board’s solicitation, please see “Participants in the Company’s Solicitation” on page 22 of this Proxy Statement.

Q:	Why did you send me this Proxy Statement?

A:

We sent you this Proxy Statement and the enclosed WHITE proxy card because as a stockholder of the Company, the Board is soliciting your proxy to vote at the Annual Meeting. We request that you promptly use the enclosed WHITE proxy card to vote, by telephone, Internet or mail, whether or not you plan to attend the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF ALL OF THE BOARD’S NOMINEES UNDER PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2 AND “FOR” PROPOSAL NO. 3 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE MRMP STOCKHOLDERS EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person to vote on your behalf. You are giving the individual(s) appointed by the Board as proxy the authority to vote your shares in the manner you indicate. We have designated Alexander C. Kinzler and Russell M. Gifford as the Company’s proxies for the Annual Meeting.

Q:	Who are the MRMP Stockholders and what are they proposing?

A:

Ned L. Sherwood (individually and as trustee of the Ned L. Sherwood Revocable Trust), NLS Advisory Group, Inc., MRMP-Managers LLC and Bradley M. Tirpak, provided notice to the Company of their intent to nominate five director candidates for election at the Annual Meeting in opposition to the seven director candidates nominated by your Board. You may receive proxy solicitation materials from the MRMP Stockholders. The Company is not responsible for the accuracy of any information provided by or relating to the MRMP Stockholders or their nominees contained in proxy materials filed or disseminated by or on behalf of the MRMP Stockholders or any other statements that the MRMP Stockholders may make.

The Board does not endorse any of the MRMP Nominees and unanimously recommends that you vote “FOR” the election of each of the nominees recommended by the Board on the enclosed WHITE proxy card. The Board of Directors strongly urges that you do not sign or return any blue proxy card sent to you by the MRMP Stockholders. Voting to “withhold” with respect to any of the MRMP Nominees on a blue proxy card sent to you by the MRMP Stockholders is not the same as voting “FOR” the Board’s nominees because a vote to “withhold” with respect to any of the MRMP Nominees on the MRMP Stockholders’ blue proxy card will revoke any WHITE proxy card you may have previously submitted. To support the Board’s nominees, you should vote “FOR” the Board’s nominees on the WHITE proxy card and disregard, and not return, any blue proxy card sent to you by the MRMP Stockholders.

If you have previously voted using a blue proxy card sent to you by the MRMP Stockholders, you can subsequently revoke that vote by completing, signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by following the instructions on the WHITE proxy card to vote by telephone or by Internet.

Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Voting Information

Q:	Who can vote at the Annual Meeting?

A:

Only stockholders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) as of the close of business on February 24, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting. On the Record Date, there were 8,277,160 shares of our Common Stock outstanding and entitled to vote.

Q:	How many shares must be present to conduct the Annual Meeting?

A:

We must have a “quorum” present in person or by proxy to hold the Annual Meeting. A quorum is a majority of the outstanding shares entitled to vote as of the Record Date. Abstentions and broker non-votes, if any, will be counted for the purpose of determining the existence of a quorum.

Q:	What matters are to be voted upon at the Annual Meeting?

A:	Three proposals are scheduled for a vote:

Proposal No. 1: Election of James S. Barnwell III, Erminia Bossio, Kenneth S. Grossman, Robert J. Inglima, Jr., Alexander C. Kinzler, Peter J. O’Malley and Kevin K. Takata as directors of the Board;

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers; and

Proposal No. 3: Ratification of the selection of KPMG LLP as our independent auditors for the fiscal year ending September 30, 2020.

As of the date of this Proxy Statement, our Board does not know of any other business to be presented at the Annual Meeting. If other business is properly brought before the Annual Meeting, the persons named on the enclosed WHITE proxy card will vote on these other matters in their discretion.

Q:	What are my voting options?

A:	Proposal No. 1: You may either (i) vote “FOR” the nominees to the Board, (ii) withhold authority to vote for any nominee you specify or (iii) withhold authority to vote for the nominees as a group.

Proposal No. 2: You may vote “FOR” or “AGAINST” or abstain from voting.

Proposal No. 3: You may vote “FOR” or “AGAINST” or abstain from voting.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote:

Proposal No. 1: “FOR” the election of James S. Barnwell III, Erminia Bossio, Kenneth S. Grossman, Robert J. Inglima, Jr., Alexander C. Kinzler, Peter J. O’Malley and Kevin K. Takata, who are the director nominees of the Company;

Proposal No. 2: “FOR” the proposal to approve on an advisory basis the compensation of the Company’s Named Executive Officers; and

Proposal No. 3: “FOR” the proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending September 30, 2020.

Q:	How do I vote my shares?

A:	Stockholders of Record. Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

●	By Internet – Log on through the Internet at www.proxyvoting.com/BRN and follow the instructions provided.

●	By Telephone – Call (888) 457-2958 (toll charges may apply for calls made from outside the United States) and follow the instructions provided.

●	By Mail – Sign, date and return your WHITE proxy card in the enclosed postage-paid envelope.

●

In Person – Attend the Annual Meeting and vote in person by completing a ballot. Attending the Annual Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification to the Annual Meeting. You are encouraged to sign, date and return the WHITE proxy card in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares (i.e. you hold your shares in “street name” through an intermediary such as a bank, broker or other nominee), please refer to the instructions on the enclosed WHITE voting instruction form to instruct your bank, broker or other nominee as to how to vote your shares or submit a proxy to have your shares voted.

Due to the contested nature of this election, your vote is extremely important. Your bank, broker or other nominee will not be able to vote your shares at the Annual Meeting unless you provide them instructions on how to vote your shares. You should instruct your bank, broker or other nominee how to vote your shares by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to hand in with a ballot in order to be able to vote your shares at the Annual Meeting. If you choose to vote at the Annual Meeting, you must bring the following: (a) proof of government-issued identification and (b) a signed “legal proxy” from the stockholder of record (i.e. your bank, broker or other nominee) giving you the right to vote the Common Stock.

Q:	May I vote at the Annual Meeting?

A:

Yes, you may vote your shares at the Annual Meeting if you attend in person and are the stockholder of record. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your WHITE proxy card or voting instruction form as described above, or as directed by your broker if you hold your shares through a broker, so that your vote will be counted if you later decide not to attend the Annual Meeting in person. Votes at the Annual Meeting will be taken by written ballot. Prior to the closing of the polls at the Annual Meeting, we will distribute a written ballot to any stockholder of record who attends the Annual Meeting and wishes to vote thereat in person.

Q:	What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

A:

Stockholder of Record: If your shares are registered in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are the “stockholder of record” of those shares and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided directly to you by us.

Beneficial Holders: In contrast, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will be the “stockholder of record” of those shares. Generally, when this occurs, the brokerage or other financial intermediary will automatically put your shares into “street name,” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the real or “beneficial owner.” If you hold shares beneficially in street name, this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank or other holder of record. You are therefore urged to contact the person responsible for your account and give them instructions for how to complete a proxy card representing your shares so that it can be timely returned on your behalf. You also should confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us so that we can attempt to ensure that your instructions are followed. If you wish instead to vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee.

Q:	How do I vote if my bank or broker holds my shares in “street name”?

A:

If you hold shares beneficially in street name, you may vote by submitting the enclosed voting instruction form. Telephone and Internet voting may be available—please refer to the voting instruction card provided by your broker.

Q:	What should I do if I receive more than one proxy card or other set of proxy materials from the Company?

A:

If you hold your shares in multiple accounts or registrations, or in both registered and street name, you will receive a WHITE proxy card for each account. Please sign, date and return all WHITE proxy cards you receive from the Company. If you choose to vote by phone or by Internet, please vote once for each WHITE proxy card you receive. Only your latest dated proxy for each account will be voted.

Q:	How many votes do I have?

A:

Each share of Common Stock that you own as of the close of business on the Record Date entitles you to one vote on each matter voted upon at the Annual Meeting. As of the close of business on the Record Date, there were 8,277,160 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

Q:	May I change my vote?

A:

Stockholders of Record: Yes, you may change your vote or revoke your proxy before the vote at the Annual Meeting by: (i) submitting a written notice of such revocation to the Secretary of the Company so that it is received no later than 12:00 p.m. (Hawaii time) (i.e., 5:00 p.m. (New York City time)) on April 2, 2020; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the Secretary of the Company so that it is received no later than 12:00 p.m. (Hawaii time) (i.e., 5:00 p.m. (New York City time)) on April 2, 2020; or (iii) attending the Annual Meeting and voting in person thereat the shares represented by such proxy card. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Morrow Sodali, 509 Madison Avenue, Suite 1206, New York, New York 10022, Attention: Paul Schulman.

Beneficial Holders: If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions. Attendance at the meeting will not by itself revoke a previously granted proxy.

Q:	How are my shares voted if I submit a proxy card but do not specify how I want to vote?

A:

If you submit a properly executed proxy card but do not specify how you want to vote, your shares will be voted “FOR” the election of the Company’s nominees for director; “FOR” advisory approval of the compensation of the Company’s Named Executive Officers and “FOR” the ratification of the selection of KMPG LLP as our independent auditors for the fiscal year ending September 30, 2020; and, at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting. If you hold your shares beneficially, such as through a broker, and not of record, see the question immediately below.

Q:	Will my shares be voted if I don’t provide instructions to my broker?

A:

A “broker non-vote” occurs when a beneficial holder does not provide instructions to a broker, bank or other nominee and such broker, bank or other nominee lacks discretionary voting power to vote shares with respect to a particular proposal. In uncontested situations, under New York Stock Exchange American (“NYSE American”) rules, brokers are permitted to exercise discretionary voting authority on “routine” matters, but beneficial stockholders must provide voting instructions with respect to non-routine matters. However, the rules of the NYSE American governing brokers’ discretionary authority do not permit brokers to exercise discretionary authority regarding any of the proposals to be voted on at a stockholder meeting involving a contested election where brokers receive competing proxy materials. As a result, given that we expect a contested election at the Annual Meeting, we do not expect there to be any broker non-votes at the Annual Meeting. In the event that the election of directors becomes uncontested, brokers may be permitted to exercise voting authority on “routine” matters.

Your vote is important and we strongly encourage you to vote the WHITE proxy card as described herein or by following the instructions provided on the enclosed WHITE voting instruction form. Please vote promptly.

Q:	What vote is required to elect the directors?

A:

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the seven director candidates receiving the highest number of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD” and broker non-votes, if any, with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted “FOR” or “AGAINST” any director nominee. Abstentions and broker non-votes, if any, will have no effect on the outcome of the election.

Q:	What vote is required to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers?

A:

This matter is being submitted to enable stockholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. In order to be approved on an advisory basis, this proposal must receive a “FOR” vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item at the Annual Meeting. Abstentions will be treated as votes “against” this proposal and broker non-votes, if any, will have no effect on this proposal.

Q:	What vote is required to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending September 30, 2020?

A:

This matter is being submitted to enable stockholders to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending September 30, 2020. In order to be approved, this proposal must receive the “FOR” vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item at the Annual Meeting. Abstentions will be treated as votes “against” this proposal and broker non-votes, if any, will have no effect on this proposal.

Q:	Who will count the votes?

A:	Votes will be counted by an independent inspector of election appointed for the Annual Meeting by the Chairman of the Annual Meeting.

Q:	Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?

A:

No, stockholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.

Q:	Is cumulative voting permitted for the election of directors?

A:	No, stockholders do not have cumulative voting rights in the election of directors.

Q:	What do I need for admission to the Annual Meeting?

A:

Attendance at the Annual Meeting will be limited to record and beneficial holders of Common Stock as of the Record Date, individuals holding a valid proxy from a record holder and other persons authorized by the Company. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting. You should be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Common Stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your government-issued photo identification, for admission. If you are a proxy holder for a holder of record of Common Stock as of the Record Date, then you must also bring the validly executed proxy naming you as the proxy holder, signed by the stockholder of record who owned such shares of Common Stock as of the Record Date. If you do not provide photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting. For security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	We will announce results promptly once they are available and will report final results in a filing with the Securities and Exchange Commission (“SEC”) on Form 8-K.

Q:	What is “householding” and how does it work?

A:

Some brokers and other nominee record holders may be participating in the practice of “householding” this Proxy Statement and other proxy materials. This means that only one copy of this Proxy Statement and other proxy materials may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver additional copies of the Proxy Statement and other proxy materials to any stockholders who contacts (i) the Company’s principal corporate office at 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813, Attention: Investor Relations or at (808) 531-8400 requesting such additional copies or (ii) Morrow Sodali, the Company’s proxy solicitor, at (x) (800) 662-5200 (toll-free in North America), (y) (203) 658-9400 (outside of North America) or (z) BRN@investor.morrowsodali.com. If a stockholder is receiving multiple copies of the Proxy Statement and other proxy materials at the stockholder’s household and would like to receive only a single copy of the Proxy Statement and other proxy materials for a stockholder’s household in the future, such stockholder should contact their broker, other nominee record holder or the Company’s investor relations department to request the future mailing of only a single copy of the Company’s Proxy Statement and other proxy materials.

Q:	Who is paying the costs of this solicitation?

A:	The cost of the Board’s solicitation related to this Proxy Statement will be paid by the Company.

Q:	Has the Company received notice from one or more stockholders that they intend to nominate director candidates at the Annual Meeting?

A:

The MRMP Stockholders have notified the Company that they intend to nominate a slate of five candidates for election as directors at the Annual Meeting. The Board DOES NOT endorse the MRMP Nominees and unanimously recommends that you vote “FOR” the election of each of the nominees proposed by the Board by marking, signing, dating and promptly returning the enclosed WHITE proxy card. The MRMP Nominees are NOT endorsed by the Board.

You may receive proxy solicitation materials from the MRMP Stockholders, including an opposition proxy statement and proxy card. The Board recommends that you disregard them along with any blue proxy card you may receive. We are not responsible for the accuracy of any information provided by or relating to the MRMP Stockholders or their nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the MRMP Stockholders or any other statements that the MRMP Stockholders may otherwise make. If you have already voted using the blue proxy card provided by the MRMP Stockholders, you have the right to change your vote by completing, signing and dating the enclosed WHITE proxy card and mailing it in the postage pre-paid envelope provided, or by voting by telephone or via the Internet by following the instructions provided on the enclosed WHITE proxy card. Only the latest dated proxy card you submit will be counted. If you vote “withhold” on the MRMP Nominees using the proxy card provided by the MRMP Stockholders, your vote will not be counted as a vote for the Board’s nominees, but will result in the revocation of any previous vote you may have cast on the Company’s WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any blue proxy card that you receive and vote the WHITE proxy card. If you have any questions or need assistance voting, please call Morrow Sodali, our proxy solicitor, at (i) (800) 662-5200 (toll-free in North America); (ii) (203) 658-9400 (outside of North America); or (iii) by emailing BRN@investor.morrowsodali.com.

If you receive multiple Proxy Statements or WHITE proxy cards, your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. Please vote each and every WHITE proxy card or WHITE voting instruction form you receive. Since the MRMP Stockholders have submitted an opposing slate of director candidates, we will likely conduct multiple mailings prior to the Annual Meeting date to ensure stockholders have our latest proxy information and materials to vote. We will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. If you wish to vote as recommended by the Board, then you should only submit WHITE proxy cards.

Q:	Who can help answer my questions?

A:

Barnwell stockholders who have questions about matters to be voted on at the Annual Meeting or who desire additional copies of this Proxy Statement or additional proxy or voting instruction cards should contact:

Barnwell Industries, Inc.

1100 Alakea Street, Suite 2900

Honolulu, Hawaii 96813

(808) 531-8400

Attn.: Investor Relations

Or

Morrow Sodali LLC

(800) 662-5200 (toll-free in North America)

(203) 658-9400 (outside of North America)

email: BRN@investor.morrowsodali.com

BACKGROUND TO THE SOLICITATION

As part of its investor relations efforts, the Company regularly engages with stockholders on a range of topics. Since February 2012, the Company has had extensive engagements with Ned L. Sherwood and, since October 2013, with Bradley M. Tirpak, two of the MRMP Stockholders, at their request, to discuss the Company’s history, its strategy and the financial results. During the Company’s fiscal year ended September 30, 2019, between October 2018 and June 2019, the Company had several such phone calls or email communications with Mr. Tirpak and Mr. Sherwood.

On July 18, 2019, Mr. Sherwood filed an amendment to his Schedule 13D with the SEC, disclosing that a group agreement by and between Mr. Tirpak and Mr. Sherwood, dated as of February 9, 2016, had been terminated; however, on December 6. 2019, Mr. Sherwood filed another amendment to such Schedule 13D which stated, among other things, that Mr. Tirpak was again a member of the group.

On December 4, 2019, the MRMP Stockholders delivered a formal notice indicating an intent to nominate five individuals for election to the Company’s Board at the Annual Meeting. The MRMP Stockholders also issued a press release on December 5, 2019, announcing their intention to nominate five individuals for election to the Company’s Board at the Annual Meeting.

On December 6, 2019, Mr. Tirpak, on behalf of the MRMP Stockholders, sent a demand letter (the “Stockholder Demand Letter”) to the Company, requesting, among other things, copies of stockholder lists of the Company.

On December 13, 2019, a representative of Stroock & Stroock & Lavan LLP (“Stroock”), the Company’s outside counsel, emailed a response to the Stockholder Demand Letter to Thompson Hine LLP (“Thompson”), the MRMP Stockholders’ outside counsel. Stroock expressed the Company’s willingness to make certain stockholder lists available, subject to the signing and return of a customary nondisclosure agreement. A nondisclosure agreement was signed by the Company and the MRMP Stockholders on January 9, 2020, and a stockholder list was provided thereafter.

At the direction of the Company’s Nominating Committee, on January 27, 2020, a representative of Stroock spoke with a representative of Thompson about the possibility of the Company’s Nominating Committee interviewing one or more of individuals that the MRMP Stockholders intended to nominate for election to the Company’s Board at the Annual Meeting. In an email to a representative of Stroock on January 29, 2020, a representative of Thompson informed the representative of Stroock that, among other things, the MRMP Stockholders did not wish to have any of their board nominees sit for interviews with the Company’s Nominating Committee, however, the MRMP Stockholders might consider participating in a meeting of principals to discuss how the proxy contest could potentially be resolved.

On February 14, 2020, the Company filed its preliminary proxy statement.

On February 14, 2020, the MRMP Stockholders filed their preliminary proxy statement.

On February 25, 2020, a representative of Stroock called a representative of Thompson about the possibility of a meeting of principals to discuss how the proxy contest could potentially be resolved. The representative of Thompson indicated that he would discuss the matter with his clients and respond to the representative of Stroock.

On February 27, 2020, a representative of Thompson informed a representative of Stroock that Ned L. Sherwood and Bradley M. Tirpak, principals of the MRMP Stockholders, were open to having a call with representatives of the Company’s Board to discuss a potential resolution of the proxy contest. It is the Company’s intention to attempt to schedule such a discussion between the principals to discuss a potential resolution of the proxy contest.

On March 2, 2020, the Company filed this definitive proxy statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Seven directors of the Company are proposed to be elected at the meeting. Each elected director shall hold office until the next annual meeting and until his successor is duly elected and qualified. The persons named as proxies in the enclosed WHITE proxy card are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the WHITE proxy card FOR the election to the Board of Directors of the persons named below. The Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.

There are a few changes to the Board slate this year. Murray C. Gardner, Ph. D., who has served on our Board since 1996 and on various committees thereof during his tenure, Martin Anderson, who has served on our Board since 1985 and on various committees thereof during his tenure, and Russell M. Gifford, who has served on our Board since 2003 and on various committees thereof during his tenure, have not been re-nominated to stand for election at this year’s Annual Meeting.

The Board has nominated James S. Barnwell III, Erminia Bossio, Kenneth S. Grossman, Robert J. Inglima, Jr., Alexander C. Kinzler, Peter J. O’Malley and Kevin K. Takata for election to the Board at the Annual Meeting and each has indicated a willingness to serve.

Our Board of Directors recommends a vote FOR the election of each of the following seven directors of the Company.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held five meetings during the fiscal year ended September 30, 2019, all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served. The independent directors met on four occasions out of the presence of management during the fiscal year ended September 30, 2019.

The following table sets forth, as to the nominees for election as directors: (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

James S. Barnwell III[1]	2012	74

Chairman of the Board of the Company since October 1, 2017. Investor in oil and gas and real estate since 1967. Served on the board of directors and as president of the Larry D. Large Foundation (charitable 501(c)(3) organization) from 2004 to 2010. Mr. Barnwell, who has a B.S. in geology and an M.B.A., spent 29 years in the telecommunications industry with AT&T and its successor Lucent Technologies. He worked in the oil and gas industry as part of the Company’s founding Barnwell family, served as director of various civic organizations, including the Louisiana Chamber of Commerce and Municipal Affairs Committee Shreveport, and is a certified member of the American Production and Inventory Control Society. Mr. Barnwell’s many years of management experience developing complex business plans and budgets provides valuable insight into corporate operations and business enterprise development. His oil and gas background, together with his broad range of business, management and civic experience and strong personal and professional ethics provide a strong foundation to assist the Board of Directors with regard to many challenges and complex issues facing the Company and businesses in general. Mr. Barnwell also has strong consensus-building skills from his management experience and service with charitable organizations.

1 This director is independent as defined in Section 803(A) of the NYSE American listing standards.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Erminia Bossio[2]	N/A	48

Ms. Erminia Bossio is currently a partner with the law firm Peacock Linder Halt & Mack, LLP, of Calgary, Alberta, Canada, where she has worked since 2002. Ms. Bossio’s professional experience includes more than 23 years of private litigation practice, and has included representation of business entities in the oil and gas sectors. Ms. Bossio has developed significant experience involving the oil and gas business activities of the Company and its competitors and partners. She has represented all aspects of the oil and gas sector including operators, producers, mid-streamers and processors and has appeared as legal counsel in arbitrations, mediations and before administrative tribunals and all court levels including the Supreme Court of Canada. Her accomplishments in the legal community have been recognized by several publications and reference works that are widely consulted by her colleagues. She has been recognized as one of the Top 25 Female Litigators in Canada, as a Litigation Star and a Rising Star. She has been recognized by her peers in Best Lawyers in Canada in the areas of Corporate Commercial Litigation, Alternative Dispute Resolution and Appellate Advocacy. Ms. Bossio’s experience with mediation and alternative dispute resolution gives her excellent credentials for leadership and consensus building.

Kenneth S. Grossman[2]	N/A	63

Investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization; Senior Managing Director of Steppingstone Group, LLC. Mr. Grossman has been engaged in the investment and management of capital as a buy-side principal since 1990. Mr. Grossman has served as an independent director of many privately held and public companies, and as a member of creditor, bank group and shareholder committees for other businesses and has extensive experience in advising investors as well as shepherding business clients with respect to distressed and other debt-challenged “special situation” companies. Mr. Grossman’s experience includes management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. More recently, Mr. Grossman utilized that experience in leadership roles and as a Director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman is currently an independent director of Lehman Brothers Special Finance, Inc., a board member and special advisor for Concise Capital Management and a director of Performance Sports Group, Inc. and Nebraska Book Co, Inc.

2 This director is independent as defined in Section 803(A) of the NYSE American listing standards.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Robert J. Inglima, Jr.[3]	2007	61

Investor; Sole practitioner, Robert J. Inglima, Jr., Attorney-at-Law, since October 2002; Attorney in private practice since 1985. Mr. Inglima, an attorney-at-law, brings to the Board of Directors substantial legal and financial expertise from his practice of law since 1985 and his work with an accounting and consulting firm. Mr. Inglima also has substantial experience in real estate and corporate law, and has advised numerous clients on matters of business, finance and taxation as well. Mr. Inglima has extensive experience representing clients with respect to real estate development and land use, commercial transactions, taxation, contract law, general corporate, and business formation and planning. He has represented domestic as well as international companies, government agencies and individuals in complex business transactions. His experience as a Principal and Member of Cipolla Sziklay, LLC (certified public accountants and consultants) from 2004 to 2006 with respect to business valuation and litigation support services also adds to his significant business experience.

Alexander C. Kinzler	1999	61

Chief Executive Officer of the Company since December 2016. President and Chief Operating Officer of the Company since December 2002 and General Counsel of the Company since December 2001. Mr. Kinzler, an attorney, has been employed by the Company since 1984 in various capacities, including Vice President, Executive Vice President, and currently Chief Executive Officer, President and Chief Operating Officer, and brings to the Board deep insight into the operations, challenges and complex issues facing the Company. He has served on the boards of directors of business groups including the Hawaii Leeward Planning Conference, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.

Peter J. O’Malley[3]	N/A	53

Founder of Kenosis Capital LLC since 2012. Mr. O’Malley has a broad range of experience and business and investment contacts developed over a more than twenty-five year career in international investment banking. Mr. O’Malley’s past employment includes key management positions at Credit Suisse and several of its affiliates, Deutsche Bank in New York and Hong Kong, as well as other investment banking firms in the United States and Asia. Although he received a Juris Doctor degree from St. John’s University School of Law in 1991, Mr. O’Malley’s entire career has been spent in the investment community, starting as an in-house corporate counsel for CS First Boston in New York. Mr. O’Malley has been active in the M&A, private equity and capital markets divisions of the investment banking firms with which he has been associated, in most cases as a Managing Director. Mr. O’Malley’s vast experience in investment banking and the investment community gives him significant insight into corporate operations, financing, accounting and business issues facing the Company.

Kevin K. Takata[3]	2004	63

Supervising Deputy Attorney General, Criminal Justice Division, State of Hawaii, since June 1, 2015; First Deputy Prosecutor, County of Kauai, from December 3, 2012 to May 31, 2015; Deputy Attorney General, State of Hawaii, from October 2010 to November 30, 2012; Deputy Prosecuting Attorney, City and County of Honolulu, from 1987 to October 2010, Trials Division Chief from 1997 to 2006. Instructor, National Advocacy Center since 2000. Mr. Takata, an attorney, has broad leadership, management and consensus-building skills from his years as Trials Division Chief of the Office of the Prosecuting Attorney of the City and County of Honolulu. Mr. Takata’s lifelong residency in Hawaii has also assisted the Board of Directors in overseeing the Company’s various Hawaii-based businesses, including its real estate and water well drilling divisions. Mr. Takata’s experience as a prosecutor and expertise in trial tactics and legal ethics has also given the Board of Directors valuable insights into the challenges and complex issues, both legal and otherwise, facing the Company and businesses in general.

3 This director is independent as defined in Section 803(A) of the NYSE American listing standards.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

Mr. James S. Barnwell III became Chairman of the Board on October 1, 2017. Barnwell Industries, Inc. is a smaller reporting company and the Board has determined that the current structure is appropriate at this time in that it enables Mr. Alexander C. Kinzler to handle the complexities of his role as Chief Executive Officer while allowing Mr. James S. Barnwell III to continue to provide leadership on policy at the Board level. Although the roles of Chief Executive Officer and Chairman are currently held by different persons, the Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, and the Board has not adopted such a policy. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time. This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to combine or separate the Chairman and Chief Executive Officer roles when necessary. Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person. At other times, they have been held by different individuals. In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s stockholders, based on the circumstances at the time.

The Board’s primary function with respect to risk is oversight. The Board administers its risk oversight function both as a whole and through its committees. All of the directors on each of the Audit Committee, Compensation Committee and Nominating Committee are independent directors and each of these committees is led by a committee chair. All of the independent directors of the Board are highly accomplished and experienced business people in their respective fields, have demonstrated leadership in significant enterprises and are familiar with board processes. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Company’s Chairman and Chief Executive Officer bring Company-specific experience and expertise. The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. Management is responsible for the Company’s day-to-day risk management activities. The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings. Other Board committees also consider and address risk as they perform their committee responsibilities. For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company. Additionally, the Nominating Committee, comprised solely of independent directors, identifies and recommends to the Board nominees for election to the Board for whom the Company should solicit proxies and examines and makes recommendations with respect the current composition of the Board. The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

Board Nomination Process; Nominating Committee

Our Board and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of the stockholders. To that end, in January 2020, the Board established a standing Nominating Committee, in addition to its existing standing Compensation Committee, standing Audit Committee, standing Executive Committee and standing Reserves Committee. The members of the Nominating Committee are Mr. Barnwell, Chairman, Mr. Inglima and Mr. Takata, each of whom is independent.

As with the other standing committees, the Nominating Committee has a written charter adopted by the Board that establishes its practices and procedures in accordance with applicable corporate governance rules and regulations. A copy of the charter can be found on our website. The Nominating Committee is responsible for identifying and selecting or recommending qualified candidates to be elected to the Board, with due consideration for recommendations made by other Board members, the Chief Executive Officer and other sources, including stockholders. Further, among other methods of sourcing candidates, the Nominating Committee considers and evaluates the current members of the Board willing to continue in service. While current members of the Board with the skills and experience relevant to the Company’s business and who are willing to continue in service are considered for a recommendation of re-nomination, the Nominating Committee also considers, among others, tenure as a director on the Board, role within the Company and diversity in race and gender and strives for the appropriate balance of professional experience, skills and background among the directors in order to maintain a diverse Board. Upon a recommendation by the Nominating Committee of nominees, the Board reviews and votes on such recommendations for election by the Company’s stockholders.

Directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics. In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Board determines whether it is appropriate to replace the retiring member.

The Nominating Committee also reviews whether a potential candidate will meet the Company’s independence standards and any other director or committee membership requirements imposed by law, regulation or New York Stock Exchange rules.

The Company does not have a specific policy regarding the diversity of the Board. Instead, the Nominating Committee considers the Board’s overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. The Nominating Committee also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

The Nominating Committee will consider potential nominees brought to its attention by any director or officer of the Company. It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the upcoming annual meeting. For possible inclusion in next year’s proxy statement, any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Stockholder Proposals.” Any stockholder recommendation for a director nominee must be submitted in writing and must include:

●     a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the upcoming annual meeting of stockholders;

●     the candidate’s name, age, contact information and current principal occupation or employment;

●     the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

●     at least three (3) references for the candidate.

The Nominating Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed on page one of this Proxy Statement, to the attention of Russell M. Gifford, Secretary. All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting. Seven members of the Board of Directors attended the 2019 annual meeting of stockholders of the Company, of which five attended in person and two attended by telephone.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Anderson, Dr. Gardner, Mr. Takata and Mr. Barnwell, Chairman; provided that Mr. Anderson and Dr. Gardner are not standing for re-election at the Annual Meeting. The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable. The Compensation Committee held one meeting during the fiscal year ended September 30, 2019. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website. Ms. Bossio and Mr. O’Malley are standing for election for the first time at the Annual Meeting. If elected, we anticipate that they each will be appointed to the Compensation Committee.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has two executive officers (the “Named Executive Officers”). The following table sets forth the names and ages of all Named Executive Officers of the Company during fiscal 2019, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Alexander C. Kinzler	61	Chief Executive Officer since December 2016. President and Chief Operating Officer since December 2002 and General Counsel since December 2001. Director of the Company since December 1999.

Russell M. Gifford	65

Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2019 and September 30, 2018 to (1) Alexander C. Kinzler, our Chief Executive Officer, President, Chief Operating Officer and General Counsel, and (2) Russell M. Gifford, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

No Named Executive Officer was granted a stock award or an option award in fiscal year 2019 or 2018. As a result, such columns have been omitted.

Our Pay for Performance Plan adopted in 2014 (the “Plan”) is available to pay bonuses to our executives based on performance. Performance measures and targeted goals for the Company’s 2019 fiscal year performance period were established by the Compensation Committee in December 2018 and the Committee designated the Chief Executive Officer to be eligible to participate in the Plan for fiscal year 2019. The material terms of such performance measures and targeted goals are as follows:

The Compensation Committee determined that the sum of the following three components shall represent the maximum bonus that may be achieved under the Plan for fiscal 2019 by the Chief Executive Officer (the “2019 Maximum Bonus Amount”), which was designed so that the Company would be in compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”):

(a)     an amount equal to 5% of the earnings before income taxes on a GAAP basis of the Company;

(b)     for an increase in earnings attributable to the combined Land Investment and Residential Real Estate segments in the State of Hawaii on a GAAP basis over the prior fiscal year with respect to such segments, 20% of the first 100% of such increase and 10% of the remaining amount of such increase; and

(c)     for an increase in the Company’s market capitalization of up to 10%, determined by comparing the closing price of the Common Stock on September 30, 2018 and September 30, 2019, 10% of the amount of such increase.

Section 162(m) of the Code generally limits our federal tax deduction for compensation paid in any fiscal year to our Chief Executive Officer and our other “covered employees,” as defined in Section 162(m), to $1,000,000. In the past, an exception to this deduction limit was available for “performance-based” compensation that had been approved by our stockholders and otherwise satisfied certain requirements under Section 162(m) and applicable regulations. As a result of new tax legislation that went into effect on December 22, 2017, this exception for performance-based compensation is not available for taxable years beginning after December 31, 2017, unless such compensation qualifies for transition relief for written binding contracts that were in effect on November 2, 2017. Barnwell was not party to any such binding contracts. This legislation also expanded the definition of “covered employees” to include the chief financial officer and certain former named executive officers. These changes in the tax laws have not had an effect on Barnwell, primarily because the compensation paid to such persons in our fiscal 2019 year, and in other recent fiscal years, has been below the $1,000,000 threshold.

The Compensation Committee continues to retain flexibility to make compensation decisions that are based on factors other than Section 162(m) and related consequences when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable Barnwell to continue to attract, retain, reward and motivate its highly-qualified executives. This flexibility may include amending or modifying the design elements of our historical compensation programs to the extent those design elements were principally adopted in an effort to comply with Section 162(m).

The 2019 Maximum Bonus Amount for each participant shall in no case exceed 150% of such participant’s base salary as of January 2019. Additionally, a decrease in earnings before income taxes or market capitalization will not decrease the amounts of the other respective components of the 2019 Maximum Bonus Amount. The Committee, in its sole discretion, reserves the right to eliminate or reduce the 2019 Maximum Bonus Amount payable to the Chief Executive Officer pursuant to the bonus formula described above and in addition or alternatively to grant ordinary bonuses.

The Compensation Committee determined that, pursuant to the adopted performance measures and targeted goals, the maximum bonus grant which could have been payable as calculated under the Plan was $0 as to our Chief Executive Officer. The Compensation Committee reviewed the performance of our Chief Executive Officer during fiscal 2019, analyzed the Company’s results for the year, reviewed the overall performance of management for the fiscal year, reviewed with management various factors the Committee takes into account in setting compensation, including individual and corporate, financial and non-financial performance, the creation of value for our stockholders, the long-term commitment and contributions of management to the Company and certain events in the Company’s oil and gas division.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Alexander C. Kinzler	2019	321,667	-	-	36,634[5]	358,301
Chief Executive Officer, President
and General Counsel	2018	380,000	65,000	-	36,356	481,356

Russell M. Gifford
Executive Vice President, Chief	2019	321,667	-	-	11,209[6]	332,876
Financial Officer, Treasurer and
Secretary	2018	380,000	65,000	-	9,221	454,221

No Named Executive Officer was granted a plan-based award or stock award in fiscal 2019. As a result, such table has been omitted.

[5]	This amount represents perquisites received with respect to: (1) medical insurance; (2) medical expense reimbursements; (3) a club membership; (4) vehicle expense (including depreciation on a straight-line basis with a 7-year life); and (5) imputed interest on a loan from the Company made prior to the enactment of the Sarbanes-Oxley Act which was repaid during fiscal 2019.

[6]	This amount represents perquisites received with respect to: (1) medical expense reimbursements; (2) a club membership; (3) vehicle expense (including depreciation on a straight-line basis with a 7-year life); and (4) imputed interest on a loan from the Company made prior to the enactment of the Sarbanes-Oxley Act which was repaid during fiscal 2019.

Outstanding Equity Awards At Fiscal Year-End 2019

The following table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2019 to each of the Named Executive Officers. No Named Executive Officer held unvested stock awards as of fiscal year end 2019. As a result, such columns have been omitted.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Alexander C. Kinzler	125,000	-	4.32	12/2019
Russell M. Gifford	67,500	-	4.32	12/2019

If a change in control occurs, then all unvested stock options will accelerate and will become exercisable in full. Assuming a change in control occurred September 30, 2019 and using the closing price of the Company’s stock on that date, the value of the accelerated vesting of these options would be $0 and $0 for Mr. A. Kinzler and Mr. Gifford, respectively.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company currently receive an annual fee of $15,000 and are reimbursed for expenses incurred in connection with meeting attendance. The Chairmen of the Compensation Committee and the Reserves Committee currently receive an additional $9,000 annual fee and the Chairman of the Audit Committee currently receives an additional $18,750 annual fee. The members of the Reserves Committee and Compensation Committee, other than the Chairmen, currently receive an additional $1,875 annual fee. The members of the Audit Committee, other than the Chairperson, currently receive an additional $10,000 annual fee. The Chairman of the Board of Directors, if he or she is not an officer of the Company, receives an additional $22,500 annual fee. The Nominating Committee was recently formed and no additional fees for service thereon have been determined as of the date of this Proxy Statement.

Non-Employee Director Compensation

The following Non-Employee Director Compensation table sets forth information concerning compensation earned during our fiscal year September 30, 2019 by all non-employee directors of the Board of Directors. Directors who are officers of the Company do not receive any fees for their service as directors, and their compensation as officers of the Company is disclosed in the Summary Compensation Table.

No named director was granted a stock award or option award in fiscal year 2019 nor earned any non-equity incentive plan compensation in fiscal year 2019. As a result, such columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Martin Anderson	27,760	-	27,760
James S. Barnwell III	63,635	-	63,635
Murray C. Gardner, Ph.D.	29,896	-	29,896
Robert J. Inglima, Jr.	40,573	-	40,573
Kevin K. Takata	38,000	-	38,000

AUDIT COMMITTEE

The members of the Audit Committee are Mr. Inglima, Chairman, Dr. Gardner, and Messrs. Anderson, Takata, and Barnwell; provided that Dr. Gardner and Mr. Anderson are not standing for re-election at the Annual Meeting. All of the members of the Audit Committee are independent (as independence is defined in Section 803 (A) of the NYSE American listing standards). The Board of Directors has determined that the Audit Committee has an audit committee financial expert, Mr. Inglima, who is a financial expert based on his degree in finance, education in accounting, his work with an accounting and consulting firm on business valuation and litigation support services, as well as his many years of legal experience advising clients on matters of business, finance and taxation. Mr. Inglima, while not a CPA, has in-depth financial and accounting expertise and has been determined by the Board of Directors to qualify as an Audit Committee financial expert. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website. The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest. During the fiscal year ended September 30, 2019, the Audit Committee held four meetings. Ms. Bossio, Mr. Grossman and Mr. O’Malley are standing for election for the first time at the Annual Meeting. If elected, we anticipate that they each will be appointed to the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent auditors, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committee; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380.”, as such may be modified or supplemented. KPMG LLP has provided to the Company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP its independence. The committee also concluded that KPMG LLP’s performance of tax services to us and our affiliates, as pre-approved by the committee and described in the next section, does not impair KPMG LLP’s independence. Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s 2019 Annual Report on Form 10-K for the fiscal year ended September 30, 2019.

Audit Fees

The aggregate fees billed to the Company by KPMG LLP, the Company’s independent auditors, for professional services rendered in connection with the audit of the annual financial statements included in the Company’s 2019 Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2019 totaled $562,200. For the comparable services provided for the fiscal year ended September 30, 2018, KPMG LLP billed the Company $532,500.

Audit-Related Fees

For the fiscal years ended September 30, 2019 and September 30, 2018, the Company did not incur and KPMG LLP, the Company’s independent auditors, did not bill the Company for assurance and related services that are not reasonably related to the performance of the audit or review of the Company’s financial statements and classified above with audit fees.

Tax Fees

The aggregate fees billed to the Company by KPMG LLP, the Company’s independent auditors, for tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2019 totaled $86,200 and for the fiscal year ended September 30, 2018 totaled $122,100.

All Other Fees

For the fiscal years ended September 30, 2019 and September 30, 2018, the Company did not incur and KPMG LLP, the Company’s independent auditors, did not bill the Company for any fees other than Audit Fees and Tax Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent auditors through the following policies and procedures: (1) the Audit Committee reviews with the Company’s independent auditors its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent auditors to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Robert J. Inglima, Jr., Chairman

Murray C. Gardner

Martin Anderson

Kevin K. Takata

James S. Barnwell III

EXECUTIVE COMMITTEE

The members of the Executive Committee are Mr. James S. Barnwell III, Chairman, and Messrs. Anderson, A. Kinzler and Dr. Gardner; provided that Mr. Anderson and Dr. Gardner are not standing for re-election at the Annual Meeting. The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws. During the fiscal year ended September 30, 2019, the Executive Committee held no meetings. Mr. Grossman is standing for election for the first time at the Annual Meeting. If elected, we anticipate that he will be appointed to the Executive Committee.

RESERVES COMMITTEE

The members of the Reserves Committee are Mr. Kevin K. Takata, Chairman, Dr. Gardner and Messrs. Barnwell, Inglima, Gifford and A. Kinzler; provided that Dr. Gardner and Mr. Gifford are not standing for re-election at the Annual Meeting. During the fiscal year ended September 30, 2019, the Reserves Committee held one meeting. Ms. Bossio is standing for election for the first time at the Annual Meeting. If elected, we anticipate that she will be appointed to the Reserves Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Below are the transactions that occurred during fiscal years 2018 and 2019 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded the disclosure thresholds set forth in the applicable SEC rules and regulations, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On June 10, 2018, Mr. Morton H. Kinzler, a director of the Company, passed away. On August 9, 2018, Mr. A. Kinzler became a co-personal representative of the Estate of Morton H. Kinzler together with Mr. M. Kinzler’s wife, Mrs. Ruth G. Kinzler.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 18, 2020, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[1]	Percent Of Class
Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	1,263,060	15.3%

Ned L. Sherwood	4731 North Highway A1A Suite 213 Vero Beach, Florida	1,238,249[2]	15.0%

Gate City Capital Management, LLC	70 West Madison Street Suite 1400 Chicago, Illinois	670,869[3]	8.1%

Ruth G. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	1,359,408[4]	16.4%

Martin Anderson	620 Sand Hill Road, Apt. 422F Palo Alto, California	6,000	*

James S. Barnwell III	407 Driftwood Street Rockwall, Texas	61,726	*

Erminia Bossio	35 Sterling Springs Cres Calgary, Alberta T3Z 3J6	0	*

Murray C. Gardner, Ph. D.	P.O. Box 1657 Kamuela, Hawaii	41,302	*

Russell M. Gifford	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	89,500[5]	1.1%

Kenneth S. Grossman	18 Norfolk Road Great Neck, New York	0	*

Robert J. Inglima, Jr.	1 Deerhill Drive Ho-Ho-Kus, New Jersey	31,800[6]	*

Alexander C. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	1,504,096[7]	18.2%

Peter J. O’Malley	150 Table Rock Road Alta, Wyoming	0	*

Kevin K. Takata	c/o 1100 Alakea Street, Suite 2900, Honolulu, Hawaii	2,850	*

All directors and executive officers as a group (7 persons)		1,737,274	21.0%

[1]

A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options. Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

[2]

Represents shares held as of January 31, 2020 as reported on Form 4 filed by Ned L. Sherwood. According to such filing, Mr. Sherwood may be deemed to beneficially own 1,238,249 shares of Common Stock of the Company, which includes (i) 1,000,211 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

[3]	Represents shares held as of December 31, 2019 as reported on Form 13G/A filed by Gate City Capital Management, LLC.
[4]	Includes 1,150,037 shares of Common Stock owned by the Estate of Morton H. Kinzler as to which Ms. Kinzler is a co-personal representative as to which Ms. Kinzler disclaims beneficial ownership.
[5]	Includes 3,300 shares owned by his children to which Mr. Gifford disclaims beneficial ownership.
[6]	Includes 1,800 shares owned by his children to which Mr. Inglima disclaims beneficial ownership.
[7]

Includes 1,150,037 shares of Common Stock owned by the Estate of Morton H. Kinzler as to which Mr. Kinzler is a co-personal representative and 3,000 shares owned by his children to which Mr. A. Kinzler disclaims beneficial ownership.

*	Represents less than 1% of the outstanding shares of Common Stock of the Company.

PROPOSAL NO. 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

In accordance with SEC rules, we are required to include in this Proxy Statement and to present at the meeting a non-binding stockholder vote to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. This proposal gives stockholders the opportunity to approve or not approve the compensation of the Company’s Named Executive Officers that is disclosed in this Proxy Statement. A proposal will be presented at the meeting in the form of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers, as disclosed in the executive compensation section, the compensation tables and related material in the Company’s Proxy Statement for the annual meeting.

As provided by law, this vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. The vote will not affect any compensation paid or awarded to any executive.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. Because this vote is advisory, it will not be binding on the Board of Directors; however, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The affirmative vote of a majority of the shares of Common Stock cast at the annual meeting is required for approval of this proposal.

Our Board of Directors believes that our compensation policies and procedures achieve our objective, and therefore recommends that stockholders vote FOR this proposal.

PROPOSAL NO. 3

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS FOR 2020

The Audit Committee has appointed KPMG LLP to serve as our independent auditors for fiscal year 2020. KPMG LLP has served as the Company’s independent auditors since 1990 and is considered by management to be well qualified. Although stockholder ratification of the Audit Committee’s appointment of KPMG LLP as our independent auditors is not required, the Board of Directors is submitting the appointment of KPMG LLP to the stockholders for ratification. If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain KPMG LLP as the Company’s independent auditors. In addition, even if the stockholders ratify the appointment of KPMG LLP, the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company. We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for fiscal year 2020.

KPMG LLP expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Our Board of Directors recommends a vote FOR the ratification of the selection of KPMG LLP as independent auditors for fiscal year 2020.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of beneficial ownership with the SEC. Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that all of its officers, directors and greater than 10% beneficial owners, complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees. The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer. The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

STOCKHOLDER PROPOSALS

If you wish to submit a stockholder proposal to be included in our proxy statement for the 2021 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, we must receive your written proposal on or before November 3, 2020. Address the proposal to Barnwell’s Secretary at the address shown on the cover page of this proxy statement. The proposal must comply with Rule 14a-8, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to present a stockholder proposal at the 2021 annual meeting of stockholders that is not the subject of a proposal pursuant to Rule 14a-8 of the Exchange Act, or if you wish to recommend to the Board the nomination of a person for election to the Board, you must follow the procedures outlined in Article I, Section 1.13 of our bylaws. These procedures include the requirement that your proposal must be delivered to Barnwell’s Secretary at the address shown on the cover page of this proxy statement not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days from such anniversary date, your notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day we publicly announce the date of the 2020 annual meeting of stockholders.

Stockholders may request a copy of the by-law provisions discussed above by writing to Barnwell’s Secretary at the address shown on the cover page of this proxy statement. Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Barnwell.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

Except as discussed in this Proxy Statement, the Board does not know of any matters that are to be properly presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement.

If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote thereon in accordance with their best judgment. Moreover, the Board reserves the right to adjourn or postpone the Annual Meeting for failure to obtain a quorum, for legitimate scheduling purposes or based on other circumstances that, in the Board’s belief, would cause such adjournments or postponements to be in the best interests of all Barnwell stockholders.

Participants in the Company’s Solicitation

Under applicable SEC regulations, each of the Company’s directors and certain executive officers and other employees of the Company are deemed “participants” in this proxy solicitation. Please refer to the sections of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management” and “Certain Information Regarding Participants in this Proxy Solicitation” for information about our directors and certain of our executive officers who may be deemed “participants” in the solicitation. Except as described in this Proxy Statement, there are no agreements or understandings between the Company and any such participants relating to employment with the Company or any future transactions.

Solicitations of Proxies

The cost of soliciting proxies will be borne by the Company. We are required by law to convene an Annual Meeting of our stockholders at which directors are elected. Because our shares are widely held, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board and all expenses of this solicitation will be borne by the Company.

Proxies are being solicited by Barnwell primarily by mail and the Internet, but in addition, the solicitation may be in person, or by telephone, e-mail or facsimile communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of Barnwell without additional compensation therefore. Other than the persons described herein, no general class of employee of the Company will be employed to solicit stockholders. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

We have retained Morrow Sodali LLC (“Morrow Sodali”) for an estimated fee of up to $125,000 to assist us in the mailing, collection and administration of proxies. Morrow Sodali expects that approximately 20 of its employees will assist in the solicitation. The Company also requests brokers, banks, custodians and fiduciaries, and their nominees, holding stock in their names for the benefit of others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses. Except as set forth in this Proxy Statement, neither the Company nor any person acting on its behalf has employed, retained or agreed to compensate any person to make solicitations or recommendations to stockholders of the Company concerning the proxy solicitation. The Company’s aggregate expenses, including those of Morrow Sodali, related to this solicitation in excess of expenses normally spent for an annual meeting in which there is not a proxy contest are currently estimated to be approximately $667,000, of which approximately $200,000 has been spent to date.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019 and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement, and the Company does not intend to update this information.

By Order of the Board of Directors,

/s/ Russell M. Gifford
RUSSELL M. GIFFORD
Secretary

Dated: March 2, 2020

Stockholders may obtain a copy, without charge, of the Company’s 2019 Annual Report on Form 10-K, as amended by Form 10-K/A Amendment No. 1 and Form 10-K/A Amendment No. 2, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “2019 Annual Report” link at the Company’s website (www.brninc.com).

ANNEX A
CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are considered “participants” in our solicitation of proxies from our stockholders in connection with the Annual Meeting. This Annex A sets forth certain information about the persons considered “participants”.

Directors and Nominees

The following table sets forth the principal occupations and business addresses of the company or other organization in which such employment of the Company’s directors and nominees are carried on. Messrs. Anderson and Gifford and Dr. Gardner are not standing for re-election at the Annual Meeting.

Name	Principal Occupation	Business Address for Principal Place of Employment
Martin Anderson	Retired	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
James S. Barnwell III	Chairman of the Board; Investor in oil and gas and real estate, Self-Employed	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Erminia Bossio	Partner, Peacock Linder Halt & Mack LLP	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Murray C. Gardner, Ph. D.	Geothermal resource, oil and gas exploration and reservoir consultant and investor, Self-Employed	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Russell M. Gifford	Executive Vice President and Secretary, Barnwell Industries, Inc.	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Kenneth S. Grossman	Investor and attorney, Self-Employed	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Robert J. Inglima, Jr	Investor; Sole Practitioner, Robert J. Inglima, Jr., Attorney-at-Law	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Alexander C. Kinzler	Chief Executive Officer, Barnwell Industries, Inc.	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Peter J. O’Malley	Founder of Kenosis Capital Partners	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813
Kevin K. Takata	Supervising Attorney General, Criminal Justice Division, State of Hawaii	c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813

Officers and Employees

The following table sets forth the name and principal occupation of the Company’s officers and certain employees who are considered “participants”. The principal occupation refers to such person’s position with the Company, and the business address for each person is c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813.

Name	Principal Occupation
Alexander C. Kinzler	President, Chief Executive Officer, Chief Operating Officer, General Counsel
Russell M. Gifford	Executive Vice President, Chief Financial Officer, Treasurer, Secretary

Information Regarding Ownership of Company Securities by Participants

The amount of the Company’s securities beneficially owned by each participant is set forth in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.

Transactions in the Common Stock during the Past Two Years

The following sets forth a list of all purchases and sales of our Common Stock made during the last two years by persons who are participants in our solicitation of proxies. None of the purchase price or market value of any of the Company’s securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Reporting Owner	Acquisition or Disposition	Transaction Date	Number of Securities Transacted	Security Type
Martin Anderson	A	1/28/2019	6,000	Common Stock
	D	12/27/2018	5,000	Common Stock

James S. Barnwell III	A	2/14/2020	10,000	Common Stock
	A	9/18/2019	5,000	Common Stock
	A	7/23/2019	5,000	Common Stock
	A	7/10/2019	6,000	Common Stock
	A	5/22/2019	2,000	Common Stock
	A	10/11/2018	4,006	Common Stock
	A	10/10/2018	994	Common Stock
	A	3/14/2018	2,500	Common Stock

Murray C. Gardner	A	7/11/2019	4,000	Common Stock
	A	5/20/2019	2,881	Common Stock
	A	1/7/2019	2,500	Common Stock

Alexander C. Kinzler	A	1/8/2020	7,059	Common Stock
	A	8/22/2019	8,000	Common Stock
	A	7/10/2019	10,000	Common Stock
	A	12/31/2018	5,000	Common Stock

Kevin K. Takata	A	8/22/2019	1,000	Common Stock

Miscellaneous Information Concerning Participants

Except as otherwise set forth in this Proxy Statement, to the best of the Company’s knowledge: (i) none of the participants in the Company’s solicitation of proxies is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (ii) neither any of the participants nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (iii) no participant knows of any arrangements, including any pledge by any person of securities of the Company or any of the Company’s parents and the operation of which may at a subsequent date result in a change in control of the Company.

There are no material proceedings to which the participant or any of his or her associates is a party adverse to the Company or has a material interest adverse to the Company. Furthermore, except as described in this Annex A or in this Proxy Statement, (i) no participant or any of his or her associates, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company and (ii) no participant owns any securities of the Company of record but not beneficially. Except as disclosed in this Proxy Statement, none of the participants’ associates beneficially owns, directly or indirectly, any of the Company’s securities. Other than as set forth in this Proxy Statement, none of the Company, the participants or any of their affiliates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of the Company’s subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than as set forth in this Proxy Statement, there are no material legal proceedings in which any of the directors or executive officers of the Company is a party adverse to the Company or any of its subsidiaries, or proceedings in which such directors or executive officers have a material interest adverse to the Company or any of its subsidiaries. Other than as set forth in this Proxy Statement, none of the Company or any of the other participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

BARNWELL INDUSTRIES, INC.

Annual Meeting of Stockholders April 3, 2020 9:00 A.M.

This proxy is solicited by the Board of Directors

W H I T E P R O X Y

The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Russell M. Gifford and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 3, 2020, at 9:00 A.M., Hawaii Standard time, at Alakea Corporate Tower, 1100 Alakea Street, Suite 210, Honolulu, Hawaii, and at any adjournment or postponements of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. **IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES UNDER PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO. 3.**

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD, USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY

(Continued and to be signed and dated on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

WHITE CARD

Please mark vote as indicated in this example X

The Board of Directors recommends you vote "FOR" the following:

1. Election of Directors

Nominees:

01 Erminia Bossio 02 Kenneth R. Grossman 03 Alexander C. Kinzler
04 Peter J. O'Malley 05 Kevin K. Takata 06 Robert J. Inglima, Jr.
07 James S. Barnwell III

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

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The Board of Directors recommends you vote "FOR" the following proposals:

	FOR	AGAINST	ABSTAIN
2. Approval, on an advisory basis, of Named Executive Officer compensation.	☐	☐	☐
3. Ratification of KPMG LLP as the Independent Auditors for 2020.	☐	☐	☐

NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company's Annual Report to Stockholders for the fiscal year ended September 30, 2019.

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Date

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Signature

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Signature (Joint Owner)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY
BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **www.proxyvoting.com/BRN.** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★
(888)-457-2958
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Time on April 2, 2020.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization